UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

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American Superconductor Corporation

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AMERICAN SUPERCONDUCTOR CORPORATION 114 EAST MAIN STREET AYER, MA 01432 V52759-P13552

You invested in AMERICAN SUPERCONDUCTOR CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 2, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 19, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors Nominees: 01) Laura A. Dambier 04) Barbara G. Littlefield 02) Arthur H. House 05) Daniel P. McGahn 03) Margaret D. Klein 06) David R. Oliver, Jr.	For
2. To approve an amendment and restatement of AMSC’s 2022 Stock Incentive Plan to add 3,250,000 shares to the total number of shares available for issuance thereunder.	For
3. To approve an amendment to AMSC’s Amended and Restated 2007 Director Stock Plan to add 150,000 shares to the total number of shares available for issuance thereunder.	For

4.   To approve an amendment to AMSC’s Restated Certificate of Incorporation, as amended, to provide for exculpation of officers to the extent permitted by the General Corporation Law of the State of Delaware.

For
5. To ratify the appointment by the Audit Committee of the Board of Directors of RSM US LLP as AMSC’s independent registered public accounting firm for the current fiscal year.	For
6. To approve, on an advisory basis, the compensation of AMSC’s named executive officers.	For
NOTE: To transact such other business as may properly come before the annual meeting or any continuation, postponement or adjournment thereof.

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V52760-P13552